Subsequent Events	12 Months Ended
Jun. 30, 2021
Subsequent Events
35. Subsequent events

35. Subsequent events

Sale of real estate parcels in Hudson

On August 2, 2021, a bill was signed for the sale of several parcels of the property called Casonas located in Hudson, Berazategui district.

The price of the transaction was USD 0.6 million.

Corporate reorganization process

On September 30, 2021 the Company's Board of Directors has approved the beginning of the corporate reorganization process in the terms of article 82 and sbqs. of the General Companies Law No. 19,550, the Income Tax Law No. 20,628, amendments and regulations, CNV’s Rules and the Listing Regulations of BYMA, by which IRSA Inversiones y Representaciones SA (“IRSA”), acting as the absorbing company, will merge by absorption with IRSA PC, as the absorbed company. In this regard, the Board of Directors has approved: (i) the individual and special merger financial statements as of June 30, 2021; (ii) the consolidated and special merger financial statements as of June 30, 2021; (iii) the subscription of the Prior Merger Agreement between both companies and (iv) establish the effective date of reorganization on July 1, 2021.

The merger is subject to the approval of the shareholders' meeting of both companies, which will be held once both companies have the administrative approval of the United States Securities and Exchange Commission, an entity to which they are subject because both companies’ shares are listed in markets that operate in said jurisdiction.

Likewise, and within the framework of the reorganization process, the Board of Directors has approved the exchange ratio, which has been established at 1.40 IRSA shares for each IRSA PC share, which is equivalent to 0.56 IRSA GDS for each ADS of IRSA PC.